QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Exact Sciences Corporation (the "Company") for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kevin T. Conroy, President and Chief Executive Officer of the Company and Maneesh K. Arora, Chief Operating Officer, Chief Financial Officer, and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 9, 2012	/s/ KEVIN T. CONROY Kevin T. Conroy President and Chief Executive Officer
Dated: March 9, 2012	/s/ MANEESH K. ARORA Maneesh K. Arora Chief Operating Officer, Chief Financial Officer, and Secretary

QuickLinks

  EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002